Variable Interest Entities (Tables)	3 Months Ended
Mar. 31, 2016
Variable Interest Entities
Schedule of carrying amounts of consolidated VIE assets and liabilities associated with securitization trusts

We parenthetically disclose on our consolidated balance sheets the VIE’s assets that can only be used to settle the VIE’s obligations and liabilities if its creditors have no recourse against the primary beneficiary’s general credit. The carrying amounts of consolidated VIE assets and liabilities associated with our securitization trusts were as follows:

(dollars in millions)	March 31, 2016	December 31, 2015

Assets
Cash and cash equivalents	$9	$11
Finance receivables:
Personal loans	11,668	11,448
SpringCastle Portfolio	—	1,703
Allowance for finance receivable losses	434	431
Finance receivables held for sale	—	435
Restricted cash and cash equivalents	576	663
Other assets	86	48

Liabilities
Long-term debt	$9,211	$11,654
Other liabilities	14	17